UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

FINI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32495	88-0441287
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

8500 Wilshire Blvd., Suite 527, Beverly Hills, CA 92649
(Address of principal executive offices)

Registrant’s telephone number, including area code: (888) 886-7958

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 27, 2006, the Company accepted the resignation of James E. Shipley as a director of the Company, effective as of September 27, 2006. None of the executive officers of the Company are aware of any disagreement that Mr. Shipley had with the Company on any matter relating to the Company’s operations, policies or practices. The Company has determined that, at this time, it will not fill the vacancy on its Board of Directors created by the resignation of Mr. Shipley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: October 23, 2006

FINI GROUP, INC.

By: /s/ Gennady Levtchenko

Gennady Levtchenko

President and Chief Executive Officer

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